SIT MUTUAL FUNDS


                                   STOCK FUNDS
                                QUARTERLY REPORT

                          QUARTER ENDED MARCH 31, 2001




                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                 BALANCED FUND

                             LARGE CAP GROWTH FUND

                              MID CAP GROWTH FUND

                           INTERNATIONAL GROWTH FUND

                             SMALL CAP GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                            PAGE

Chairman's Letter........................................................     3

Performance Review.......................................................     4

FUND REVIEWS

      Balanced Fund......................................................     6

      Large Cap Growth Fund..............................................     8

      Mid Cap Growth Fund................................................    10

      International Growth Fund..........................................    12

      Small Cap Growth Fund..............................................    14

      Science and Technology Growth Fund.................................    16

      Developing Markets Growth Fund.....................................    18

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8.2 billion for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Sit Mutual Funds offer:
         *  Free telephone exchange
         *  Dollar-cost averaging through an automatic investment plan
         *  Electronic transfer for purchases and redemptions
         *  Free check writing privileges on bond funds
         *  Retirement accounts including IRAs and 401(k) plans



                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended March 31, 2001                                     [LOGO]
         -----------------------------------------------------------------------
         Chairman's Letter


Dear  Fellow  Shareholders:

Equity markets continued to struggle during the first quarter of 2001, with concerns proliferating over the extent of the nation's economic deceleration and the impact on corporate profits. However, we believe that there are sufficient catalysts in place to support a positive environment for equities as the year progresses.

ECONOMIC OVERVIEW
Although March marked the tenth anniversary of the current economic expansion -- the longest in this century -- the economic and financial markets changed significantly over the past twelve months. U.S. GDP grew at a meager +1.0% during the fourth quarter of 2000, a far cry from the remarkable +8.3% pace during the fourth quarter of 1999. In terms of the current conditions in 2001, our own characterization is that there is still a reasonable probability that a "statistically" defined recession (i.e., two consecutive quarters of negative GDP growth) will be avoided. However, the odds of this occurring are slipping somewhat as corporate layoffs are accelerating, which will eventually impact aggregate consumer spending levels. Although the Conference Board data for March showed a slight upturn in consumer expectations, it is still unclear how the cumulative impact of declines in stock prices and the manufacturing slowdown will play out. We will continue to closely monitor consumer spending, which has slowed in recent months but is still being maintained at satisfactory rates compared to long-term trends. Other key components of GDP also appear headed for moderation, particularly non-residential fixed investment (e.g., business investment) and inventory changes. Our current projections are for GDP to be flat- to-modestly positive for the first half of 2001 before rebounding to +2.5% during the second half of the year.

Slowing growth and somewhat higher unemployment are generally positive for inflation. Both producer and consumer prices have remained at satisfactory levels in recent months, and we expect changes in most inflation statistics to be generally lower this year than last year. With inflation contained and the likelihood of rising unemployment, it appears likely that additional Federal Reserve easing will be forthcoming. We believe another 50 basis point cut (following the March 20th reduction) will occur during the next Federal Open Markets Committee meeting on May 15th. Additional cuts will follow until the economy begins to stabilize.

EQUITY STRATEGY
Performances for domestic stock funds were negative in the first quarter of 2001, as investors remained concerned about corporate profit growth amid a slowing economic backdrop. However, we believe the stage has been set for an improving economic and investment environment as the year progresses.

Although pinpointing a market turn is always a difficult task --particularly when market psychology is squarely negative -- we believe there are enough potential catalysts in place to ultimately produce a more favorable environment for equities. First, the Federal Reserve is easing monetary policy, which has historically provided a positive backdrop for the equity market, and particularly for growth stocks. Second, we believe that consensus analyst estimates of corporate profits now largely reflect the current economic environment; this could lead to potential positive surprises once economic growth resumes during the second half of 2001, as we project. Third, all evidence points to significant liquidity "on the sidelines" as both retail and institutional investors have taken a more defensive stance as the market has retreated. Two examples of this phenomenon include massive inflows into money market funds and significant cash positions in equity mutual funds. And finally, the correction in the equity market has resulted in significantly more attractive valuations, most notably in the technology sector and other growth areas of the market.

While the higher perceived risk of growth stocks has contributed to their relative underperformance in recent months, particular weakness in the heavily weighted technology sector has also been a major factor. Although short-term visibility is very limited due to the current slowdown in spending, we believe the valuations now largely discount the near-term fundamentals. Importantly, we continue to believe that the long-term secular case for information technology is very much intact and is supportive of a significant portfolio allocation in the sector. Corporations will continue to seek productivity-enhancing technology in an increasingly competitive business environment.

Internationally our focus remains on Europe, where economic growth is holding up relatively well as employment continues to expand and reforms, including tax cuts, are contributing to a positive long-term outlook. We have recently become more cautious on Asia and Japan, specifically, where the deflationary environment and weak economic activity continue without abatement. The Latin American region also remains underweighted due to political uncertainty and external financing pressures mounting in Argentina and Brazil.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended March 31, 2001
--------------------------------------------------------------------------------
Performance Summary - Stock Funds

   Stock portfolio performances were negative during the first quarter of 2001, with results varying widely depending on capitalization size, investment style, and geography.

   Domestically, small and mid capitalization stocks continue to outperform larger issues, although absolute returns were negative across the board. The S&P 400 MidCap Index and Russell 2000 Index decreased -10.8% and -6.5%, respectively, while the S&P 500 Index declined -11.9%. Value stocks outperformed growth stocks across the capitalization spectrum during the quarter. The Russell 1000 Value Index decreased -5.9% during the quarter, while the Russell 1000 Growth Index fell -20.9%, and the Russell 2000 Value Index returned +1.0, while the Russell 2000 Growth Index fell -15.2%.

   In terms of sector performance, it is not surprising that many of the defensive areas of the market fared reasonably well, given the overall market weakness. For example, utilities, energy, and consumer non-durables outperformed across the capitalization spectrum. Sectors that trailed the overall market in the quarter include electronic technology, technology services, and health technology. The weakness in technology-related sectors was the primary reason growth stocks lagged value issues over the period, given their significantly higher weighting in growth indices vis-a-vis value indices. The technology-laden NASDAQ OTC Composite Index fared the worst of any major domestic index in recent months, posting a -25.5% decline for the quarter, and falling -59.8% over the past twelve months.

   The growing uncertainty over the outlook for global economic growth weighed on most markets outside the U.S. The broadest measure of global equity performance, the MSCI World Index, fell -12.9% for the quarter, with each regional component registering declines. The MSCI Europe Index fell -15.5, and MSCI Japan retreated -8.6%. Most Latin American markets fell during the quarter, most notably Brazil, which decreased -14.7%.

                                          1989         1990         1991
                                        ----------------------------------------
SIT BALANCED                               --           --           --
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     32.02%       -2.37%       32.72%
--------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    35.15%       -2.04%       65.50
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                --           --          4.10(4)
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                    --           --           --
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)       --           --           --
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)           --           --           --
--------------------------------------------------------------------------------
S&P 500 INDEX                            31.61        -3.05        30.46
S&P MIDCAP 400 INDEX                     35.55        -5.12        50.11
MSCI EAFE INDEX(5)                         --           --          0.26
RUSSELL 2000 INDEX(6)                      --           --           --
PSE TECH 100 INDEX                         --           --           --
MSCI EMERGING MARKETS FREE INDEX(7)        --           --           --


                                        NASDAQ
                                        SYMBOL            INCEPTION
                                        ------            ---------

SIT BALANCED                             SIBAX             12/31/93
--------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                     SNIGX             09/02/82
--------------------------------------------------------------------------------
SIT MID CAP GROWTH                       NBNGX             09/02/82
--------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                 SNGRX             11/01/91
--------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                     SSMGX             07/01/94
--------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH        SISTX             12/31/97
--------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH            SDMGX             07/01/94
--------------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX (5)
RUSSELL 2000 INDEX (6)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (7)


-------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

                                                                          [LOGO]
-------------------------------------------------------------------------

               TOTAL RETURN - CALENDAR YEAR

                                                                                           YTD
  1992     1993      1994      1995      1996      1997     1998       1999      2000      2001
--------------------------------------------------------------------------------------   ----------
   --       --      -0.33%    25.43%    15.80%    21.73%   21.30%     20.15%    -4.80%   -11.92%
---------------------------------------------------------------------------------------------------
  4.94%    3.15%     2.83     31.66     23.05     31.70    30.56      33.41    -13.84    -22.50
---------------------------------------------------------------------------------------------------
 -2.14     8.55     -0.47     33.64     21.87     17.70     6.84      70.65     -4.35    -27.76
---------------------------------------------------------------------------------------------------
  2.69    48.37     -2.99      9.36     10.31      4.81    18.95      50.77    -26.66    -19.17
---------------------------------------------------------------------------------------------------
   --       --      11.57(4)  52.16     14.97      7.63     1.97     108.63      6.25    -23.92
---------------------------------------------------------------------------------------------------
   --       --        --        --        --        --     38.40      85.98     -6.55    -41.45
---------------------------------------------------------------------------------------------------
   --       --      -2.02(4)  -4.29     17.27     -5.20   -24.93      82.50    -30.18     -7.17
---------------------------------------------------------------------------------------------------
  7.64    10.07      1.32     37.58     22.96     33.36    28.58      21.04     -9.11    -11.86
 11.92    13.95     -3.60     30.94     19.19     32.29    19.11      14.72     17.50    -10.77
-12.17    32.56      7.78     11.21      6.05      1.78    20.00      26.96    -14.17    -13.73
   --       --       4.61     28.45     16.49     22.36    -2.54      21.26     -3.02     -6.51
   --       --        --        --        --        --     54.60     116.40    -16.22    -18.69
   --       --       2.80     -6.94      3.92    -13.40   -27.52      63.70    -31.80     -6.19

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
           TOTAL RETURN                            PERIODS ENDED MARCH 31, 2001
    QUARTER        SIX MONTHS                                                             SINCE
 ENDED 3/31/01    ENDED 3/31/01        1 YEAR      3 YEARS      5 YEARS     10 YEARS     INCEPTION
--------------------------------     --------------------------------------------------------------
   -11.92%           -18.71%           -20.48%        3.66%       11.03%        --         11.16%
---------------------------------------------------------------------------------------------------
   -22.50            -34.52            -38.46         0.24        12.55       12.74%       14.09
---------------------------------------------------------------------------------------------------
   -27.76            -44.37            -43.78         3.50        11.11       12.61        16.91
---------------------------------------------------------------------------------------------------
   -19.17            -28.88            -43.93        -2.68         3.51         --          8.02
---------------------------------------------------------------------------------------------------
   -23.92            -38.90            -35.91        16.85        15.49         --         20.95
---------------------------------------------------------------------------------------------------
   -41.45            -59.52            -58.04         8.06          --          --         11.11
---------------------------------------------------------------------------------------------------
    -7.17            -22.38            -40.09        -6.27        -1.98         --         -1.14
---------------------------------------------------------------------------------------------------
   -11.86            -18.75            -21.68         3.05        14.18       14.42        16.33
   -10.77            -14.21             -6.96         8.87        16.31       16.07        17.70
   -13.73            -16.05            -25.88        -0.56         3.43         --          5.82
    -6.51            -12.96            -15.33        -0.89         7.76         --         11.23
   -18.69            -36.25            -43.01        24.16          --          --         28.85
    -6.19            -18.88            -37.30       -10.45        -8.37         --         -6.10


--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

[PHOTO]  SIT BALANCED FUND
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Peter L. Mitchelson, CFA, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Balanced Fund declined -11.9% in the first quarter primarily reflecting weak equity markets. The S&P 500 Index also declined -11.9%, while the Lehman Aggregate Bond Index increased +3.0%.

   As of March 31, 2001, the asset allocation of the Fund was 50% in equities (down from 56% at the end of December), 43% in fixed income securities (up from 39%), and 7% in cash and equivalents (up from 5%).

   The deceleration in economic growth that began in the third quarter of 2000 has continued into the first quarter of 2001. This has led to lower share prices for companies in the U.S., as profit assumptions have been ratcheted down to reflect a more moderate economic environment. However, we believe that more realistic earnings assumptions coupled with attractive valuations have set the backdrop for an improving environment for equities as the economy rebounds during the second half of 2001. We believe the risk/ reward profile for growth stocks is particularly compelling today, as growth issues have corrected meaningfully in recent months relative to value stocks. The equity portion of the Fund continues to be positioned in the sectors offering the most dynamic growth opportunities for long-term investors, particularly health technology and electronic technology.

   The slowdown in the U.S. economy has provided a positive backdrop for fixed income securities, as bond yields fell during the quarter in response to expectations of further Federal Reserve interest rate reductions. The fixed income portion of the portfolio is structured based on our assumption that lower rates will lead to an improving U.S. economy later this year. We continue to underweight U.S. Treasury securities, while focusing on agency mortgages, asset-backed securities, and high quality corporate bonds. We believe these sectors will outperform as investors shift out of "defensive" positions in U.S. Treasuries as the economy shows signs of improvement.

   We currently see strong total return potential across fixed income and equity markets, and the Fund will continue to emphasize high quality securities in each asset class. We appreciate shareholders' interest in the Fund.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/01:  $15.07 Per Share
                                 12/31/00:  $17.11 Per Share

                         Total Net Assets:  $23.2 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash and Other Net Assets   6.9%
                        Bonds                      43.4%
                        Equities                   49.7%

                                                                          [LOGO]
-------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS*

                   SIT                        LEHMAN
                BALANCED         S&P         AGGREGATE
                  FUND        500 INDEX     BOND INDEX
                --------      ---------     ----------

3 Months**       -11.92%       -11.86%          3.04%
6 Months**       -18.71        -18.75           7.37
1 Year           -20.48        -21.68          12.53
3 Years            3.66          3.05           6.88
5 Years           11.03         14.18           7.48
Inception         11.16         15.54           6.88
  (12/31/93)


                           CUMULATIVE TOTAL RETURNS*

                   SIT                        LEHMAN
                BALANCED         S&P         AGGREGATE
                  FUND        500 INDEX      BOND INDEX
                --------      ---------     ----------

1 Year           -20.48%       -21.68%         12.53%
3 Years           11.37          9.43          22.08
5 Years           68.70         94.05          43.43
Inception        115.36        185.01          62.04
  (12/31/93)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 3/31/01 would have grown to $21,536 in the Fund, $16,204 in the Lehman Aggregate Bond Index or $28,501 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

      Stocks:  *  General Electric Co.
               *  Amgen, Inc.
               *  Microsoft Corp.
               *  Pfizer, Inc.
               *  Target Corp.


      Bonds:   *  Vendee Mtg. Trust, Series 1997-1, 7.50%, 3/15/24
               *  Conseco Finance, 7.06%, 3/15/32
               *  PNC Mtg. Sec. Corp., Series 1998-14 1A, 6.25%, 1/25/29
               *  Conseco Finance, 7.97%, 5/1/32
               *  GNMA, 9.50%, 12/15/19

                          Total Number of Holdings: 158
                 Top Holdings represent 21.4% of the portfolio.

[PHOTO]  SIT LARGE CAP GROWTH FUND
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Peter L. Mitchelson, CFA * Roger J. Sit * Ronald D. Sit, CFA

   Performance of the Sit Large Cap Growth Fund reflected the stock market decline during the first quarter of 2001. During the quarter, the Fund decreased -22.5%, while the Russell 1000 Growth fell -20.9%. The S&P 500 Index declined -11.9%.

   The first quarter of the year proved to be a challenging one for equity investors, as the nation's slowing economy took its toll on corporate profits. Although one cannot dismiss the negative psychology impacting the stock market in recent months, there are numerous reasons for a better environment going forward. Some of the positive factors supporting higher equity prices as the year progresses include further interest rate reductions by the Federal Reserve, a broad-based inventory correction (particularly within technology) that is in the process of being resolved, and significantly more attractive stock valuations. Even if a mild recession were to occur, which we believe would be short in duration, it is important to note that stock prices tend to bottom before the end of the contraction. In short, although the near-term earnings picture remains mixed, we believe that the equity market has potential to rebound rather quickly as investors begin to anticipate stronger economic activity during the second half of the year. A central issue, of course, for investors relates to the timing of the eventual improvement in stock market psychology. As the uncertainties regarding future economic strength are resolved by monetary easing, the clouds should begin to part and many outstanding companies' share prices should begin to recover.

   The most significant sector weighting increases over the past three months included health technology, consumer services, and retail trade, largely through strong relative price performance. The largest sector weighting decrease occurred in electronic technology, due to relative price performance and sales of Texas Instruments and PMC-Sierra. As of March 31, the Fund was 98% invested in equity securities.

   We strongly believe that the market correction has led to highly attractive valuations for growth stocks and, coupled with an improving backdrop, make us optimistic about the Fund's short- and long-term prospects.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                   Net Asset Value 3/31/01:    $37.31 Per Share
                                  12/31/00:    $48.14 Per Share

                          Total Net Assets:   $116.1 Million

               Weighted Average Market Cap:   $104.8 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                             Health Technology  19.8
                         Electronic Technology  15.8
                                       Finance  10.7
                        Producer Manufacturing  10.2
                                  Retail Trade   9.5
                           Technology Services   9.2
                             Consumer Services   4.5
                        Sectors 3.5% and Under  18.3
                       Cash & Other Net Assets   2.0

                                                                          [LOGO]
-------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS*

                   SIT                        RUSSELL
                LARGE CAP        S&P           1000
               GROWTH FUND    500 INDEX     GROWTH INDEX
               -----------    ---------     ------------

3 Month**        -22.50%       -11.86%        -20.90%
6 Months         -34.52        -18.75         -37.78
1 Year           -38.46        -21.68         -42.72
5 Years           12.55         14.18          11.56
10 Year***        12.74         14.42          12.74
Inception***      14.09         16.33          15.06
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                   SIT                        RUSSELL
                LARGE CAP        S&P           1000
               GROWTH FUND    500 INDEX     GROWTH INDEX
               -----------    ---------     ------------

1 Year           -38.46%       -21.68%        -42.72%
5 Year            80.62         94.05          72.81
10 Year***       231.68        284.63         231.64
Inception***    1059.61       1563.09        1255.74
  (9/2/82)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/01 would have grown to $115,961 in the Fund, or $166,309 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                      *  General Electric Co.
                      *  Pfizer, Inc.
                      *  Amgen, Inc.
                      *  Microsoft Corp.
                      *  UnitedHealth Group, Inc.
                      *  Target Corp.
                      *  Merck & Co., Inc.
                      *  Walgreen Co.
                      *  Medtronic, Inc.
                      *  American International Group, Inc.

                          Total Number of Holdings: 76
               Top 10 Holdings represent 33.83% of the portfolio.

[PHOTO]  SIT MID CAP GROWTH FUND
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager
         Erik S. Anderson, CFA, Senior Portfolio Manager

   The Sit Mid Cap Growth Fund declined -27.8% during the last three months, compared to a -25.1% decrease for the Russell Mid Cap Growth Index. The S&P Mid Cap Index posted a -10.8% decline during the quarter.

   The higher perceived risk of growth stocks and the short-term deterioration in technology sector valuations were among the primary factors behind growth stock underperformance in the recent quarter. Although there will certainly be more earnings "hiccups" in the short-term, we remain positive on the outlook for the overall market, including the technology sector. Valuations have become much more attractive -- particularly in the technology sector -- and lower interest rates appear to be on the horizon. Importantly, the Federal Reserve is easing monetary policy, most recently reducing the federal funds rate target by 50 basis points on March 20th. Over the past 50 years, there have been twelve instances when the Fed has cut rates to stimulate growth in the economy. The average twelve-month gain in the S&P 500 Index following such initial moves has been +22.3%. In addition, technology has been among the best performing sectors over most of these periods. We expect small- and mid-sized company growth stocks to perform particularly well in the projected "soft landing" economic environment, due to compelling valuations and earnings growth potential relative to larger stocks.

   Over the past quarter, the most significant sector weighting increases occurred in health technology, retail trade, and utilities. New positions in these sectors include Sepracor and Mirant. The most significant weighting decrease occurred in electronic technology, due to relative price changes and sales of McData, American Tower, and ASM Lithography. The heaviest weighted sectors remain health technology, technology services, finance, and electronic technology. We believe these are currently the most attractive sectors in the mid capitalization growth universe based on valuations and business fundamentals. The cash equivalent allocation rose slightly from year-end to 4.2% as of March 31.

   We believe the market correction has resulted in numerous attractive long-term investment opportunities in mid capitalization companies, and that the portfolio is well positioned to benefit from an eventual rebound as market conditions improve. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/01:    $11.58 Per Share
                                   12/31/00:    $16.03 Per Share

                           Total Net Assets:   $339.8 Million

                Weighted Average Market Cap:    $10.0 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                 Health Technology   20.8
                               Technology Services   15.7
                                           Finance   13.5
                             Electronic Technology   13.1
                                      Retail Trade    6.7
                               Industrial Services    6.4
                                   Health Services    5.2
                                         Utilities    4.2
                            Sectors 3.6% and Under   10.2
                         Cash and Other Net Assets    4.2

                                                                          [LOGO]
-------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                    SIT           S&P          RUSSELL
                  MID CAP       MID CAP        MID CAP
                GROWTH FUND    400 INDEX     GROWTH INDEX
                -----------    ---------     ------------

3 Month**        -27.76%       -10.77%        -25.08%
6 Month**        -44.37        -14.21         -42.50
1 Year           -43.78         -6.96         -45.42
5 Year            11.11         16.31           9.78
10 Year           12.61         16.07          12.38
Inception         16.91         17.70             --
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                    SIT           S&P          RUSSELL
                  MID CAP       MID CAP        MID CAP
                GROWTH FUND    400 INDEX     GROWTH INDEX
                -----------    ---------     ------------

1 Year           -43.78%        -6.96%        -45.42%
5 Year            69.33        112.82          59.44
10 Year          227.82        344.00         221.25
Inception       1725.63       1968.50             --
  (9/2/82)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/01 would have grown to $182,563 in the Fund, or $206,850 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                            *  Ace, Ltd.
                            *  ALZA Corp.
                            *  Elan Corp., A.D.R.
                            *  Kohl's Corp.
                            *  Calpine Corp.
                            *  Biogen, Inc.
                            *  Fiserv, Inc.
                            *  JDS Uniphase Corp.
                            *  Devon Energy Corp.
                            *  Electronic Arts, Inc.

                          Total Number of Holdings: 78
               Top 10 Holdings represent 30.27% of the portfolio.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Senior Portfolio Managers
         Eugene C. Sit, CFA * Roger J. Sit

   The Sit International Growth Fund declined -19.2% for the three months ended March 2001. This compares with the MSCI EAFE Index loss of -13.7% and the Lipper International Fund Index's -13.1% decline. The Fund's underperformance in the first quarter can be largely attributed to our non-index technology holdings in Canada and Israel, and to our Japanese holdings. After a brief respite in January from the technology sell-off the markets experienced in the later half of 2000, the sector was once again battered in February and March. The Fund's performance was also impacted by currency depreciation in the quarter. The euro traded down 7% and the Japanese yen depreciated more than 10% as economic uncertainty increased.

   The global markets were rattled in the first three months of the year by increased fears that the U.S. economy is heading into a recession in the first half of the year. Numerous companies announced reduced revenue and earnings expectations and expressed concerns for the remainder of 2001 as visibility diminished. This anxiety spread to European and Asian markets as both business and consumer confidence levels declined along with manufacturing orders. The technology and telecommunications sectors were once again hardest hit as valuations in a global economic downturn were questioned, but defensive-value stocks were also sold. We believe that the global markets are at or near the bottom. Europe continues to be our primary focus, as we believe the economic and structural reforms implemented over the past few years in Euroland will cushion the region from a long-term economic slowdown. We also think Japan will come to terms with its domestic woes and implement reforms to "kick start" the economy. Finally, we believe the concerted move by central banks to reduce interest rates will provide the stimulus to sustainable economic growth translating into higher corporate earnings and higher equity prices.

   We intend to stay overweight in continental Europe and underweight in Japan in the first half of 2001. In addition, we have taken action to decrease the Fund's weighting in the technology and telecommunication sectors, and have added to our holdings in the financial sector that should benefit from lower interest rates. We have also increased our holdings in the defensive health care and energy sectors.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                    Net Asset Value3/31/01:    $15.14 Per Share
                                  12/31/00:    $18.73 Per Share

                          Total Net Assets:   $116.1 Million

               Weighted Average Market Cap:    $58.4 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                            SIT INT'L     Morgan Stanley
                                            GROWTH FUND     EAFE Index
                                            -----------     ----------
                France, Germany, UK            31.1            40.1
                       Europe Other            30.6            28.7
                              Japan            16.5            23.7
                      Pacific Basin             7.0             7.5
                 Africa/Middle East             2.6             0.0
                      North America             1.9             0.0
                      Latin America             0.8             0.0
                    Cash Equivalent             9.5             0.0

                                                                          [LOGO]
-------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                      SIT         MORGAN STANLEY    LIPPER
                  INTERNATIONAL    CAPITAL INT'L     INT'L
                   GROWTH FUND      EAFE INDEX       INDEX
                   -----------      ----------      -------

3 Month**            -19.17%         -13.73%       -13.05%
6 Month**            -28.88          -16.05        -16.54
1 Year               -43.93          -25.88        -26.30
3 Year                -2.68           -0.56          0.07
5 Year                 3.51            3.43          6.24
Inception              8.02            5.82          8.25
  (11/1/91)


                           CUMULATIVE TOTAL RETURNS*

                      SIT         MORGAN STANLEY    LIPPER
                  INTERNATIONAL    CAPITAL INT'L     INT'L
                   GROWTH FUND      EAFE INDEX       INDEX
                   -----------      ----------      -------

1 Year               -43.93%         -25.88%       -26.30%
3 Year                -7.84           -1.66          0.21
5 Year                18.82           18.34         35.35
Inception            106.85           70.34        111.11
  (11/1/91)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 3/31/01 would have grown to $20,685 in the Fund, or $17,034 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                          *  NTT DoCoMo, Inc.
                          *  Elan Corp., p.l.c., A.D.R.
                          *  Vodafone Group, p.l.c.
                          *  Nokia Corp., A.D.R.
                          *  Takeda Chemical Industries
                          *  AXA
                          *  BP Amoco, A.D.R.
                          *  Telefonica, S.A.
                          *  UBS AG
                          *  ING Groep N.V.

                          Total Number of Holdings: 79
               Top 10 Holdings represent 26.81% of the portfolio.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The first quarter of 2001 was a difficult period for small capitalization growth stocks, including those held in the Sit Small Cap Growth Fund. The Fund declined -23.9% over the past three months, compared to the three-month decrease of -15.2% for the Russell 2000 Growth Index. The Russell 2000 Index fell -6.5% for the period.

   Although absolute returns were clearly disappointing, small stocks continued their string of strong relative performance versus large capitalization issues, as the Russell 2000 Index has outperformed the S&P 500 Index during the quarter. However, small company growth stocks - particularly within the technology sector
- have corrected significantly as investors have taken a highly defensive stance in the volatile environment in recent months. We believe this has led to a very attractive risk-versus-reward profile for companies held in the Fund. Stock market volatility remains likely in the short-term, as corporate earnings are decelerating due to the short-term softness in the economy. In light of our view that the U.S. economy will recover in the second half of 2001, we believe there are many attractive long-term investment opportunities in the marketplace. As the recovery eventually takes hold, small stocks should fare quite well due to their better valuation and growth characteristics relative to large capitalization stocks.

   We continue to adhere to our philosophy of investing in high quality, rapidly growing, financially stable companies selling at attractive valuations. This approach has led us to significant sector weightings in electronic technology, health technology, finance, and technology services. In terms of changes to the portfolio structure since year-end, the most significant sector weighting increases occurred in financial services, producer manufacturing and utilities, while the weighting decreased in the electronic technology sector. As of March 31, the Fund was 96% invested in equity securities.

   Given ongoing innovation and rapid change occurring within our economy, we believe there are many long-term investment opportunities for dynamic companies within the small capitalization universe. We continue to remain enthusiastic about the growth prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                   Net Asset Value 3/31/01:    $26.75 Per Share
                                  12/31/00:    $35.16 Per Share

                          Total Net Assets:   $197.7 Million

               Weighted Average Market Cap:     $2.7 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                        Finance  22.6
                              Health Technology  15.2
                            Technology Services  11.3
                          Electronic Technology  10.0
                                Health Services   7.4
                         Producer Manufacturing   6.0
                            Industrial Services   4.9
                                      Utilities   4.5
                         Sectors 4.0% and Under  14.0
                      Cash and Other Net Assets   4.1

                                                                          [LOGO]
-------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                        RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------

3 Month**            -23.92%         -6.51%        -15.21%
6 Month**            -38.90         -12.96         -32.34
1 Year               -35.91         -15.33         -39.82
3 Year                16.85          -0.89          -5.22
5 Year                15.49           7.76           2.52
Inception             20.95          11.23           8.19
  (7/1/94)


                           CUMULATIVE TOTAL RETURNS*

                       SIT                        RUSSELL
                    SMALL CAP    RUSSELL 2000       2000
                   GROWTH FUND      INDEX       GROWTH INDEX
                   -----------   ------------   ------------

1 Year               -35.91%        -15.33%        -39.82%
3 Year                59.55          -2.65         -14.84
5 Year               105.44          45.32          13.23
Inception            261.27         105.22          70.26
  (7/1/94)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/01 would have grown to $36,127 in the Fund, or $20,522 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                       *  Biosite Diagnostics, Inc.
                       *  Millipore Corp.
                       *  Arthur J. Gallagher & Co.
                       *  Ambac Financial Group, Inc.
                       *  BISYS Group, Inc.
                       *  Partnerre, Ltd.
                       *  Stericycle, Inc.
                       *  New York Community Bancorp, Inc.
                       *  Capstone Turbine Corp.
                       *  Legg Mason, Inc.

                          Total Number of Holdings: 71
               Top 10 Holdings represent 31.24% of the portfolio.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Science and Technology Growth Fund declined -41.5% over the past three months, compared to the -18.7% decrease for the Pacific Stock Exchange
(PSE) Technology 100 Index. The S&P 500 Index fell -11.9% during the quarter.

   After an unusually strong period of investment returns for technology sectors, the past twelve months have been a challenging period for investors, to say the least. The lofty valuations - accompanied by lofty earnings expectations
- that were experienced in the technology sector in early 2000 have largely come to an end, as the decelerating U.S. economy has taken its toll on short-term industry growth. However, we believe that the negative price behavior of technology stocks over the past twelve months has resulted in a significant improvement in their valuation characteristics, particularly as long-term fundamentals for many companies remain largely intact. While pinpointing a stock market bottom is always difficult, we believe portfolios should be proactively positioned with leading above-average growth companies that stand to benefit once economic conditions improve.

   During the quarter, the Fund's performance vis-a-vis the PSE Technology 100 Index was negatively impacted by an overweighted position in communications-related companies, which have been hit particularly hard due to the recent slowdown in telecommunications expenditures. While short-term visibility is very limited due to the current slowdown in spending, the mid- and long-term secular forces driving the global economy are unchanged. For example, Internet data traffic growth rates have not subsided despite the collapse of publicly-traded "dot-com" companies (in which we do not invest). While the short-term cyclical weakness has led to falling earnings expectations (and share prices) for communications-related companies thus far in 2001, we believe that sticking with these companies based on secular forces will reward investors in the long run.

    Changes in sector weightings over the past three months included an increase in health technology, while the weights declined in the electronic technology and technology services sectors. As of March 31, 2001, the Fund was 98% invested in equity securities.

   We continue to believe that numerous positive secular trends support the long-term fundamentals for companies involved in Science and Technology, and we remain optimistic about the Fund's outlook.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/01:    $13.66 Per Share
                                   12/31/00:    $23.33 Per Share

                           Total Net Assets:    $24.1 Million

                Weighted Average Market Cap:    $52.4  Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                 Health Technology  33.1
                             Electronic Technology  32.4
                               Technology Services  24.1
                            Producer Manufacturing   3.8
                            Sectors 2.1% and Under   4.5
                         Cash and Other Net Assets   2.1

                                                                          [LOGO]
-------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                        SIT          PACIFIC STOCK
                    SCIENCE AND        EXCHANGE
                     TECHNOLOGY       TECHNOLOGY         S&P
                    GROWTH FUND       100 INDEX       500 INDEX*
                    -----------      -------------    ---------

3 Month**             -41.45%           -18.69%        -11.86%
6 Months              -59.52            -36.25         -18.75
1 Year                -58.04            -43.01         -21.68
3 Years                 8.06             24.16           3.05
Inception              11.11             28.85           7.03
  (12/31/97)


                            CUMULATIVE TOTAL RETURNS*

                        SIT          PACIFIC STOCK
                    SCIENCE AND        EXCHANGE
                     TECHNOLOGY       TECHNOLOGY         S&P
                    GROWTH FUND       100 INDEX       500 INDEX*
                    -----------      -------------    ---------

1 Year                -58.04%           -43.01%       -21.68%
3 Years                26.19             91.40          9.43
Inception              40.83            127.90         24.69
  (12/31/97)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.

HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/01 would have grown to $14,083 in the Fund, $12,469 in the S&P 500 Index, or $22,790 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                       *  Microsoft Corp.
                       *  JDS Uniphase Corp.
                       *  IDEC Pharmaceuticals Corp.
                       *  Amgen, Inc.
                       *  Check Point Software Technology
                       *  Biogen, Inc.
                       *  Pfizer, Inc.
                       *  Intel Corp.
                       *  Protein Design Labs
                       *  Capstone Turbine Corp.

                          Total Number of Holdings: 58
               Top 10 Holdings represent 36.57% of the portfolio.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         Quarter Ended March 31, 2001
         -----------------------------------------------------------------------
         Eugene C. Sit, CFA, Senior Portfolio Manager

   The Sit Developing Markets Growth Fund declined -7.2% for the three months ended March 31, 2001, compared with a decline of -6.2% in the MSCI Emerging Markets Free Index and a -6.9% fall in the Lipper Emerging Markets Index. The Fund's performance was hurt by its exposure to the telecommunication services and software sectors and by its underweight position in the commodities sector. This was offset somewhat by a positive contribution from the Fund's technology hardware holdings.

   The Fund had a 39.5% weighting in Asia as of March 31 vs. 46.2% for the MSCI Emerging Markets Free Index. We are selectively adding to our holdings in this region, as many stocks now are attractively valued in the wake of the large market declines seen during the past several months. We believe the semiconductor and other technology sectors show signs of bottoming out, and we are gradually increasing the Fund's exposure there. Although the recent spy plane incident suggests that diplomatic relations between China and the U.S. might see more strains in the coming months, we believe that both sides have too much economic self-interest at stake to allow these political issues to derail China's economic reforms or its entry into the WTO, and we remain invested in China-related shares such as China Mobile and CITIC Pacific.

   Our weighting in Latin America was 17.6% as of March 31 vs. 27.7% for the MSCI Emerging Markets Free Index. We remain cautious on the economic outlook for Latin America as global economic growth continues to slow. Investment risk in Argentina has increased in recent months, following political unrest and the resignation of several cabinet ministers. Brazil and Mexico remain our preferred markets in the region, and during the quarter we added a position in Copel, a Brazilian power utility.

   The Fund's weighting in emerging Europe, Middle East, and Africa is currently 12.5%, compared with 26.2% for the MSCI Emerging Markets Free Index. In response to the extreme volatility among Israeli technology shares in recent weeks, we have consolidated our holdings in this area by selling our positions in companies where we have seen signs of deteriorating fundamentals and added to our positions in existing holdings where we believe a positive long-term outlook remains intact.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY

                  Net Asset Value  3/31/01:     $9.19 Per Share
                                  12/31/00:     $9.90 Per Share

                          Total Net Assets:    $12.8 Million

               Weighted Average Market Cap:    $33.1 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                      SIT Developing          MSCI Emerging
                                      Markets Growth Fund     Markets Free Index
                                      -------------------     ------------------

                        Asia                 39.5                    46.2
               Latin America                 17.6                    27.7
                      Europe                  6.9                    11.8
          Africa/Middle East                  5.6                    14.4
   Cash and Other Net Assets                 30.4                     0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT          MSCI        LIPPER
                     DEVELOPING    EMERGING     EMERGING
                      MARKETS       MARKETS     MARKETS
                     GROWTH FUND   FREE INDEX    INDEX
                     -----------   ----------   --------

3 Month**               -7.17%       -6.19%      -6.89%
6 Month**              -22.38       -18.88      -18.80
1 Year                 -40.09       -37.30      -36.97
3 Year                  -6.27       -10.45       -8.78
5 Year                  -1.98        -8.37       -5.93
Inception               -1.14        -6.10       -3.93
  (7/1/94)


                           CUMULATIVE TOTAL RETURNS*

                        SIT          MSCI        LIPPER
                     DEVELOPING    EMERGING     EMERGING
                      MARKETS       MARKETS     MARKETS
                     GROWTH FUND   FREE INDEX    INDEX
                     -----------   ----------   --------

1 Year                 -40.09%      -37.30%      -36.97%
3 Year                 -17.65       -28.18       -24.11
5 Year                  -9.53       -35.41       -26.34
Inception               -7.42       -34.65       -23.70
  (7/1/94)


*AS OF 3/31/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/01 would have grown to $9,258 in the Fund, or $6,535 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         *  Hon Hai Precision Industry
                         *  Wal-Mart de Mexico
                         *  Telefonos de Mexico, A.D.R.
                         *  Telefonica, A.D.R.
                         *  Datacraft Asia, Ltd.
                         *  India Fund
                         *  President Chain Store Corp.
                         *  Advanced Info Services
                         *  Chroma Ate, Inc.
                         *  Venture Manufacturing, Ltd.

                          Total Number of Holdings: 56
               Top 10 Holdings represent 28.62% of the portfolio.

                                                                              19
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Directors:

                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     William E. Frenzel
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips


Director Emeritus:

                     Melvin C. Bahle

Stock Funds Officers:

                     Eugene C. Sit, CFA           Chairman
                     Peter L. Mitchelson, CFA     Vice Chairman
                     Roger J. Sit                 Executive Vice President
                     Erik S. Anderson, CFA(1)     Vice President - Investments
                     Ronald D. Sit, CFA(1)        Vice President - Investments
                     John T. Groton, Jr., CFA(1)  Vice President - Investments
                     Robert W. Sit, CFA(1)        Vice President - Investments
                     Bryce A. Doty, CFA(2)        Vice President - Investments
                     Paul E. Rasmussen            Vice President & Treasurer
                     Michael P. Eckert            Vice President - Institutional
                                                     Client Group
                     Shelley H. Shutes            Vice President - Shareholder
                                                     Services
                     Michael J. Radmer            Secretary
                     Carla J. Rose                Vice President - Assistant
                                                     Secretary and Assistant
                                                     Treasurer
                     Kelly K. Orning              Assistant Secretary and
                                                     Assistant Treasurer

(1) Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., and Sit Mutual Funds, Inc. only.
(2) Sit Balanced Fund only.

20
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QUARTERLY REPORT STOCK FUNDS

Quarter Ended March 31, 2001


INVESTMENT ADVISOR

Sit Investment Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580



                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS